UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22156

Millennium India Acquisition Company Inc.
(Exact name of registrant as specified in charter)

330 East 38th Street, Suite 40H, New York, NY 10016
(Address of principal executive offices)      (Zip code)

Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788
(Name and address of agent for service)

Registrant's telephone number, including area code: 917 640-2151

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Millennium India Acquisition Company Inc.

Annual Report

December 31, 2007

                                                                                            March 7, 2008

Dear Fellow Stockholder,

We are pleased to provide this Annual Report to shareholders of Millennium India Acquisition Company Inc. ("MIAC" or the "Company"), which covers the fiscal year ended December 31, 2007. The Annual Report includes information designed to help you understand your investment.

The past fiscal year, as well as the subsequent period, has been an eventful one for your Company. We began 2007 with the proceeds of our initial public offering invested in cash and cash equivalents while we continued our search for a suitable investment. In May 2007 we negotiated agreements to acquire minority interests in each of SMC Global Securities Limited ("SMC") and SAM Global Securities Limited ("SAM").  We refer to SMC and SAM together as the “SMC Group.”

Because MIAC planned to invest substantially all its assets in SMC Group stock, MIAC had to register with the U.S. Securities and Exchange Commission as an investment company. We registered with the SEC on December 20, as a closed-end, non-diversified "investment company" more commonly known as a "closed-end fund." As a registered investment company, we are subject to the Investment Company Act of 1940 and related rules, which contain detailed requirements for the organization and operation of investment companies. On January 16, 2008, MIAC obtained certain SEC approvals to permit us to acquire SMC Group stock.

The next day, January 17, 2008, the acquisition of SMC Group stock and other key proposals were overwhelmingly approved at a special meeting of stockholders.

On January 21, 2008, we completed the acquisition of a 14.75% equity interest in each of SMC and SAM for an aggregate consideration of $41,155,412.  After payment of expenses and certain share redemptions, approximately $2.5 million remains invested in cash or cash equivalents as of the date of this letter.  Also in connection with the acquisition, Suhel Kanuga, President of MIAC, and I became members of the Board of Directors of SMC and SAM, respectively.

SMC Group

Based in New Delhi, the SMC Group is a full service financial services firm. Its products and services include equities and commodities brokerage, online equities, commodities and derivatives trading, equity research, mutual fund and IPO distribution, depository and clearing services, merchant banking and corporate finance and insurance brokerage. The SMC Group also takes proprietary positions through trading and investing in equity products. Companies of the SMC Group are members of the Bombay Stock Exchange and the National Stock Exchange of India, among other exchanges.

The SMC Group currently has more than 1,100 employees and, in addition to its headquarters in New-Delhi, has regional offices in Mumbai (Bombay), Kolkata (Calcutta), Chennai, Cochin, Amhedabad, Hyderabad, Siliguri and Jaipur. The SMC Group also has an expanding retail distribution network of more than 6,000 independent financial advisors in 925 offices and more than 225 cities across India.

The year 2007 has been an exciting year for India-dedicated investors, with the country’s share market indices hitting new highs in December. Over the year, the BSE Sensex and CNX Nifty surged 47.1% and 54.8%, respectively, from their close on December 29, 2006. Despite a retreat from these highs so far in 2008, due in part to overall global market volatility, as well as recent structural reforms affecting access to certain sectors of the market to foreign investors, our view of the economy's fundamentals remains positive.  In short, we remain bullish on India's growth story, particularly in the financial sector, but with full awareness of the short-term challenges.

While the past year has been an important one for your Company, we are excited about the prospects for the coming year. We thank you for your support of your Company so far and are looking forward to our continued relationship.

                                                                                                                                    Sincerely,

                                                                                                                                    F. Jacob Cherian

                                                                                                                                    Chairman and Chief Executive Officer

Millennium India Acquisition Company Inc.
Statements of Financial Condition

	December 31, 2007	December 31, 2006

ASSETS

Current Assets:
Cash and cash equivalents	$ 244,686	$ 443,516
Trust Fund (including accrued interest
of $219,754 and $222,424)	58,486,619	57,004,924
Deferred acquisition costs	5,540,411	-
Restricted cash	137,973	-
Total current assets	64,409,689	57,448,440

Other assets	11,905	14,314
Total assets	$ 64,421,594	$ 57,462,754

Current Liabilities:
Accounts payable and accrued expenses	$ 843,301	$ 101,364
Accrued acquisition costs	5,655,547	-
Income taxes payable	312,333	194,000
Deferred underwriting fees	1,557,500	1,557,500
Total current liabilities	8,368,681	1,852,864

Common stock, subject to possible conversion to cash
(1,449,275 shares at conversion value)	11,668,659	11,326,834
Value of private placement warrants, subject to possible rescission	2,250,000	2,250,000

Commitments

Stockholders' Equity:
Preferred stock, par value $.0001 per share, 5,000 shares authorized, 0 shares issued	-	-
Common stock, par value $.0001 per share, 45,000,000 shares authorized,
7,613,225 shares issued and outstanding	761	761
Additional paid-in capital	43,876,340	44,371,165
Accumulated deficit	(1,742,847)	(2,338,870)
Total stockholders' equity	42,134,254	42,033,056
Total liabilities and stockholders' equity	$ 64,421,594	$ 57,462,754

See accompanying notes to financial statements

Millennium India Acquisition Company Inc.
Statements of Operations

		From inception
	For the year	(March 15, 2006)
	ended	to
	December 31, 2007	December 31, 2006

Revenue:
Interest income	$ 36,414	$ 11,665
Interest income on Trust Fund	2,912,658	1,270,296
Total revenue	2,949,072	1,281,961

Operating expenses:
General and administrative expenses	2,033,599	726,282
Charge related to sale of common stock	-	2,700,549
Total operating expenses	2,033,599	3,426,831

Income (loss) before provision for income taxes	915,473	(2,144,870)

Provision for income taxes	319,450	194,000

Net income (loss)	596,023	(2,338,870)

Accretion of Trust Fund relating to common
stock, subject to possible conversion to cash	(341,825)	-

Net income (loss) accorded to common stockholders	$ 254,198	$ (2,338,870)

Weighted average number of shares outstanding:
Basic	7,613,225	8,149,117
Diluted	9,554,023	8,149,117

Net income (loss) per share:
Basic	$ 0.03	$ (0.29)
Diluted	$ 0.03	$ (0.29)

Number of shares outstanding subject to possible conversion,
basic and diluted	1,449,275	1,449,275

Net income per share subject to possible conversion,
basic and diluted	$ 0.24	-

See accompanying notes to financial statements

Millennium India Acquisition Company Inc.
Statements of Changes in Stockholders' Equity

	Common Stock
	Shares	Amount	Additional Paid-In Capital	Treasury Stock	Accumulated Deficit	Total

Balance, March 15, 2006	-	$ -	$ -	$ -	$ -	$ -
Issuance of common stock to
initial stockholders	1,753,496	175	24,825	-	-	25,000

Issuance of common stock to
initial stockholders	371,504	37	2,704,512	-	-	2,704,549

Rescission of issuance of common stock
to initial stockholders	-	-	2,700,549	(2,704,549)	-	(4,000)

Cancellation of common stock
to initial stockholders	(371,504)	(37)	(2,704,512)	2,704,549	-	-

Issuance of 0.211865 to 1
common stock dividend	371,504	37	(37)	-	-	-

Contribution of 312,500 shares
of common stock by initial stockholders	-	-	2,275,000	(2,275,000)	-	-

Cancellation of common stock
from initial shareholders	(312,500)	(31)	(2,274,969)	2,275,000	-	-

Proceeds from sale of the
unit Purchase Option	-	-	100	-	-	100

Sale of 7,250 units through public
offering net of underwriter's discount and
offering expenses and net of proceeds of
$11,326,834 allocable to 1,449,275 shares of
common stock, subject to possible conversion	5,800,725	580	41,645,697	-	-	41,646,277

Net loss for the period	-	-	-	-	(2,338,870)	(2,338,870)

Balance, December 31, 2006	7,613,225	$761	$44,371,165	$-	$(2,338,870)	$42,033,056
Accretion related to shares subject to
possible conversion	-	-	(341,825)	-	-	(341,825)
450,000 restricted shares issued to finder
on October 18, 2007	450,000	45	3,415,455	-	-	3,415,500
450,000 restricted shares returned and
cancelled on December 19, 2007	(450,000)	(45)	(3,568,455)	-	-	(3,568,500)
Net income for the year	-	-	-	-	596,023	596,023

Balance, December 31, 2007	7,613,225	$761	$43,876,340	$-	$(1,742,847)	$42,134,254

See accompanying notes to financial statements

Millennium India Acquisition Company Inc.
Statements of Cash Flows
		From inception
	For the year	(March 15, 2006)
	ended	to
	December 31, 2007	December 31, 2006

OPERATING ACTIVITIES
Net income (loss)	$ 596,023	$ (2,338,870)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Charge related to sale of common stock		2,700,549
Changes in operating assets and liabilities:
Accrued interest income on Trust Fund	(1,481,695)	(342,424)
Other assets	2,409	(14,314)
Deferred acquisition costs	(37,864)	-
Accounts payable and accrued expenses	741,937	101,364
Income taxes payable	118,333	194,000

Restricted Cash	(137,973)	-
Net cash provided by (used in) operating activities	(198,830)	300,305

INVESTING ACTIVITIES
Cash contributed to Trust Fund	-	(56,662,500)
Net cash used in investing activities	-	(56,662,500)

FINANCING ACTIVITIES
Proceeds from issuance of common stock to initial stockholders	-	25,000
Proceeds from issuance of common stock to initial stockholders	-	4,000
Rescission of issuance of common stock to initial stockholders	-	(4,000)
Proceeds from notes payable to initial stockholders	-	144,000
Payment of notes payable to initial stockholders	-	(144,000)
Proceeds from sale of warrants	-	2,250,000
Proceeds from sale of Unit Purchase Option	-	100
Portion of net proceeds from sale of units through public offering allocable to
shares of common stock, subject to possible conversion	-	11,326,834
Net proceeds from sale of units through public offering allocable to:
Deferred underwriting fees	-	1,557,500
Stockholders' equity	-	41,646,277
Net cash provided by financing activities	-	56,805,711

Net (decrease) increase in cash and cash equivalents	(198,830)	443,516
Cash and Cash Equivalents
Beginning of period	443,516	-
End of period	$ 244,686	$ 443,516

Supplemental disclosure of non-cash activity:
Accrued acquisition costs	$ 5,655,547	$ -

Fair value of unit purchase option included in offering costs	$ -	$ 1,535,000

Effect on paid- in capital of recission and cancellation of issuance of common
stock to initial stockholders, net	$ -	$ (3,963)

Effect on paid-in capital of contribution and cancellation of 312,500 shares of common
stock to initial stockholders	$ -	$ 31

See accompanying notes to financial statements

Millennium India Acquisition Company Inc.

Notes to Financial Statements

 NOTE 1 — DISCUSSION OF THE COMPANY’S ACTIVITIES

Organization and activities—Millennium India Acquisition Company Inc. (the “Company”) was incorporated in Delaware on March 15, 2006 for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar transaction (a “Business Combination”) with a operating business or businesses that have operations primarily in India (a “Target Business”).

The registration statement for the Company’s initial public offering (“Offering”) was declared effective on July 19, 2006. On July 25, 2006, the Company consummated the Offering of 7,250,000 Units (the “Units” or a “Unit”) for gross proceeds of approximately $58 million, or $8.00 per Unit. All of the net proceeds of the Offering are intended to be applied toward consummating a merger, capital stock exchange, asset acquisition or other similar business combination with a Target Business (a “Business Combination”). Pending such a Business Combination, substantially all of the proceeds from the Offering will be held in trust. The Company’s management will have broad authority with respect to the application of the interest earned on the monies held in the trust from the net proceeds of the Offering (see Note 5). There is no assurance that the Company will be able to successfully effect a Business Combination.

Management agreed that approximately $7.82 per Unit sold in the Offering will be held in a trust account (“Trust Account”) and invested in permitted United States government securities, of which, $0.21 per Unit will be paid to the underwriters upon the consummation of a Business Combination. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Up to $1,975,000 in interest earned on the monies held in the Trust Account may be used to pay for due diligence of prospective Target Businesses, legal and accounting fees relating to Securities and Exchange Commission (“SEC”) reporting obligations and working capital to cover miscellaneous expenses, director and officer insurance and reserves.

Prior to the consummation of a Business Combination, the Company is obliged to submit such proposed Business Combination for approval by a majority of the stockholders of the Company. Stockholders that vote against such proposed Business Combination are, under certain conditions described below, entitled to convert their shares into a pro-rata distribution from the Trust Account (the “Conversion Right”). The actual per-share conversion price will be equal to the amount in the Trust Fund (inclusive of any interest thereon, and net of income taxes) as of two business days prior to the proposed Business Combination, divided by the number of Units sold in the Offering, or approximately $7.82 per unit on July 25, 2006. The Company’s stockholders prior to the Offering (“Initial Stockholders”), have agreed to vote their 1,812,500 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. In the event that holders of a majority of the outstanding shares of common stock vote for the approval of the proposed Business Combination and that holders owning 20% or more of the outstanding common stock do not exercise their Conversion Right, the Business Combination may then be consummated.

If the Company does not execute a letter of intent, agreement in principle or definitive agreement for a Business Combination prior to 16 months from the date of the Offering, the Company’s board of directors will, prior to such date, convene, adopt and recommend to their stockholders a plan of dissolution and distribution and on such date file a proxy statement with the SEC seeking stockholder approval for such plan. If, however, a letter of intent, agreement in principle or definitive agreement for a Business Combination has been executed prior to 18 months from the date of the Offering, the Company will abandon their plan of dissolution and distribution and seek the consummation of that Business Combination. If a proxy statement seeking the approval of the Company’s stockholders for that Business Combination has not been filed prior to 22 months from the date of the Offering, the Company’s board of directors will, prior to such date, convene, adopt and recommend to their stockholders a plan of dissolution and distribution and on such date file a proxy statement with the SEC seeking stockholder approval for such plan. In the event there is no Business Combination within the 18 and 24-month deadlines (the “Target Business Combination Period”), the Company will dissolve and distribute to its Public Stockholders, in proportion

Millennium India Acquisition Company Inc.

Notes to Financial Statements

(Con’t NOTE 1)

to their respective equity interests, the amount held in the Trust Account, and any remaining net assets, after the distribution of the Trust Account. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering. Pursuant to letter agreements with the Company and the representative of the underwriters (the “Representative”) in the Offering, the Initial Stockholders have waived their right to receive distributions with respect to their existing shares in the event of the Company’s liquidation.

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may exercise their Conversion Right and their common shares would be cancelled and returned to the status of authorized but unissued shares. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders.

Recent Events—On May 12, 2007, the Company entered into two substantially identical share subscription agreements to acquire a 14.90% equity interest in each of SMC Global Securities Limited (“SMC”) and SAM Global Securities Limited (“SAM”) , that collectively comprise the SMC Group of Companies (the “SMC Group” or the “Group”), for the aggregate fixed sum of INR 1,638,996,077.  On June 6, 2007, the Company acquired options, exercisable within 30 days of the closing date of the share purchase transactions, to require the SMC Group to initiate regulatory approval proceedings that would permit the SMC Group to issue Global Depositary Receipts (“GDRs”), in which issuance the Company has the right to subscribe to such number of GDRs as would provide the Company, on conversion of the GDRs into equity shares, with up to an additional 6% equity interest in the SMC Group, in return for an aggregate payment of up to INR 659,998,420.  In January 2008 the acquisition of a 14.75% equity interest in the SMC Group was consummated by the Company upon approval by public stockholders (see Note 9).   As a result of its plan to invest substantially all of its assets in SMC Group stock, MIAC was required to register with the SEC as a closed-end, non-diversified investment company under the Investment Company Act of 1940 (the “Act”).   As a registered investment company, MIAC is subject to the Act and the related rules, which contain detailed requirements for the organization and operation of investment companies. As a result the company has included financial highlights for the eleven days ended December 31, 2007.

NOTE 2 — OFFERING

In the Offering, effective July 19, 2006 (closed on July 25, 2006), the Company sold to the public 7,250,000 Units (the “Units”) at a price of $8.00 per Unit. Proceeds from the Offering, totaled approximately $52.9 million, which was net of approximately $3.5 million in underwriting and other Offering expenses paid in cash at the closing and approximately $1.6 million in deferred underwriting fees (see Note 5). Each Unit consists of one share of the Company’s common stock and one warrant (a “Public Warrant”) (see Note 8).

The Company also sold to certain of the Representative for an aggregate of $100, an option (the “Underwriter’s Purchase Option” or “UPO”) to purchase up to a total of 500,000 additional Units (see Note 8).

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents—Cash and cash equivalents are deposits with financial institutions as well as short-term money market instruments with maturities of three months or less when purchased.

Deferred Acquisition Costs—Costs related to the proposed acquisition of a minority interest in the SMC Group are capitalized. In the event the acquisition does not occur, the costs are expensed.

Concentration of Credit Risk—Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents. The Company may maintain deposits in federally insured financial institutions in excess of federally insured limits. However, management

Millennium India Acquisition Company Inc.

Notes to Financial Statements

(Con’t NOTE 3)

believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

Foreign Currency—During 2007, foreign transaction gains and losses were deemed to have not been material. Gains and losses from foreign currency transactions are included within “other operating expense, net” in the statements of operations.

Net Income (Loss) Per Share—Net income (loss) per share is computed based on the weighted average number of shares of common stock and common stock, subject to conversion outstanding.  Basic income (loss) per share is computed by dividing income (loss) available to common stockholders by the weighted average common shares outstanding for the period. Basic net income (loss) per share is calculated by dividing net income (loss) attributable to common stockholders by their weighted average number of common shares outstanding during the period. Calculation of the weighted average common shares outstanding during the period is based on 2,125,000 initial shares outstanding throughout the period from March 15, 2006 (inception) to December 31, 2007, 312,500 initial shares cancelled by the Company on July 20, 2006 (retroactively restated to July 25, 2006) and 7,250,000 common shares outstanding after the completion of the Offering on July 25, 2006. Basic net income per share subject to possible conversion is calculated by dividing accretion of Trust Fund relating to common stock subject to possible conversion by 1,449,275 common shares subject to possible conversion. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity.

Fair Value of Financial Instruments—The fair values of the Company’s assets and liabilities that qualify as financial instruments under Statement of Financial Accounting Standards (“SFAS”) No. 107 “Disclosure About Fair Value of Financial Instruments” approximate their carrying amounts presented in the Statements of Financial Condition  at December 31, 2007 and 2006.

The Company accounts for derivative instruments, if any, in accordance with SFAS No. 133 “Accounting for Derivative Instruments and Hedging Activities,” as amended, which establishes accounting and reporting standards for derivative instruments and hedging activities, including certain derivative instruments imbedded in other financial instruments or contracts and requires recognition of all derivatives on the balance sheet at fair value. Accounting for the changes in the fair value of the derivative instruments depends on whether the derivatives qualify as hedge relationships and the types of the relationships designated are based on the exposures hedged. Changes in the fair value of the derivative instruments which are not designated as hedges are recognized in earnings as other income (loss). The Company does not have any derivative instruments as of December 31, 2007.

Reclassifications—Certain prior period amounts have been reclassified to conform to the current period presentation.

Use of Estimates—The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes—Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.  Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

New Accounting Pronouncements—In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109.” FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in an income tax return.

Millennium India Acquisition Company Inc.

Notes to Financial Statements

(Con’t NOTE 3)

FIN 48 also provides guidance in de-recognition, classification, interest and penalties, accounting in interim periods, disclosures and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 did not have an effect on the Company’s statements of financial condition, statements of operations or cash flows.

In September 2006, the FASB issued SFAS 157 “Fair Value Measurements” (“SFAS 157”). SFAS 157 provides guidance for using fair value to measure assets and liabilities. The standard also responds to investors’ requests for expanded information about the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. SFAS 157 is effective for financial statements issued in fiscal years beginning after November 15, 2007 and to interim periods within those fiscal years. The Company does not believe the adoption of SFAS 157 will have a material impact, if any, on its financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”).  SFAS 159 provides a “Fair Value Option” under which a company may irrevocably elect fair value as the initial and subsequent measurement attribute for certain financial assets and liabilities.  SFAS 159 will be available on a contract-by-contract basis with changes in fair value recognized in earnings as those changes occur.  SFAS 159 is effective for fiscal years after November 15, 2007.  SFAS 159 also allows early adoption provided that the entity also adopts the requirements of SFAS 157.  The Company does not believe the adoption of SFAS 159 will have a material impact, if any, on its financial statements.

In December 2007, the FASB issued SFAS No. 141(R) “Business Combinations” (“SFAS 141(R)”). SFAS 141(R) changes several underlying principles in applying the purchase method of accounting. Among the significant changes, SFAS 141(R) requires a redefining of the measurement date of a business combination, expensing direct transaction costs as incurred, capitalizing in-process research and development costs as an intangible asset and recording a liability for contingent consideration at the measurement date with subsequent re-measurements recorded in the results of operations. SFAS 141(R) also requires that costs for business restructuring and exit activities related to the acquired company will be included in the post-combination financial results of operations and also provides new guidance for the recognition and measurement of contingent assets and liabilities in a business combination. In addition, SFAS 141(R) requires several new disclosures, including the reasons for the business combination, the factors that contribute to the recognition of goodwill, the amount of acquisition related third-party expenses incurred, the nature and amount of contingent consideration, and a discussion of pre-existing relationships between the parties. SFAS 141(R) is effective for the Company as of January 1, 2009. While the Company is currently assessing the impact of SFAS 141(R) on its financial statements, the Company expects that upon adoption of SFAS 141(R), the application of the new standard is likely to have a significant impact on how the Company allocates the purchase price of an acquired business, including the expensing of direct transaction costs and costs to integrate the acquired business.

In December 2007, the FASB issued SFAS No. 160 “Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51”, (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS 160 requires noncontrolling interests in subsidiaries initially to be measured at fair value and classified as a separate component of equity. SFAS 160 also requires a new presentation on the face of the consolidated financial statements to separately report the amounts attributable to controlling and non-controlling interests. SFAS 160 is effective for the Company as of January 1, 2009.

Millennium India Acquisition Company Inc.

Notes to Financial Statements

NOTE 4 — INCOME TAXES

No provision for state and local income taxes has been made since the Company was formed as a vehicle to effect a Business Combination and, as a result, does not conduct operations and is not engaged in a trade or business in any state.

Provision for income taxes consists of:

The provision for income taxes differs from the amount computed by applying the U.S statutory income taxes rates for federal to loss before provision for income taxes for the reasons set forth below for the period from inception (March 15, 2006) to December 31, 2006, and for the year ended December 31, 2007.

The Company’s effective tax rate differs from the federal statutory rate in 2006 as a result of non-deductible expenses and other deductions comprised primarily of a charge related to the sale of the Company’s common stock included on the accompanying statements of operations that will never be deductible from the Company’s computation of taxable income.

Included in general and administrative expenses for the year ended December 31, 2007 and for the period from inception (March 15, 2006) to December 31, 2006 are $80,000 and $44,770, respectively, of expenses related to Delaware franchise tax.

NOTE 5 — COMMITMENTS

Administrative Fees

The Company is permitted to utilize up to $2,025,000, which includes $50,000 transferred to the Company at closing on July 25, 2006 and $1,975,000 of the interest earned upon monies in the Trust Account for working capital purposes. The working capital will be used to pay for director and officer liability insurance premiums and general and administrative services, including office space, utilities and secretarial support, with the balance being held in reserve for other expenses, such as relocation of their full-time officers to India, due diligence, legal, accounting, and other fees and expenses for structuring and negotiating Business Combinations, and deposits, down payments and/or funding of “no shop” provisions in connection with Business Combinations as well as for reimbursement of any out-of-pocket expenses incurred by the Company’s officers, directors or special advisors in connection with activities undertaken on the Company’s behalf.

Underwriting Agreement

In connection with the Offering, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with the Representative in the Offering.

Pursuant to the Underwriting Agreement, the Company is obligated to the underwriters for certain fees and expenses related to the Offering, including an underwriting discount of $3,480,000. The Company and the Representative have agreed that payment of $725,000, of the underwriting discount will be deferred until consummation of the Business Combination. The Company also agreed to pay the Representative a non-accountable expense allowance of $870,000, or 1.50% of the gross proceeds of the Offering. The Company and the

Millennium India Acquisition Company Inc.

Notes to Financial Statements

(Con’t NOTE 5)

representative agreed that payment of $832,500 of the non-accountable expense allowance will be deferred until consummation of the Business Combination.

In addition, in accordance with the terms of the Underwriting Agreement, the Company has engaged the Representative, on a non-exclusive basis, to act as its agent for the solicitation of the exercise of the Company’s Public Warrants. In consideration for solicitation services, the Company will pay the underwriters a commission equal to 6% of the exercise price for each Warrant exercised more than one year after the date of the Offering if the exercise is solicited by the underwriters.

Finders’ Fee

On October 18, 2007, in return for their assistance in searching for a potential target company and their advice to the Company during the negotiation process of the SMC Group transactions, including the extension of the deadline for the share purchase transactions to December 27, 2007, both Santa Jain & Associates (“Santa Jain”) and Step Two Advisors received an aggregate of 450,000 shares of the Company’s common stock as a finders’ fees, of which Santa Jain received 250,000 shares and Step Two Advisors received 200,000 shares.

On December 3, 2007, the Company received a letter (the “Letter”) from the American Stock Exchange (“AMEX”) stating that the Company had failed to comply with AMEX procedures regarding the application for listing of additional securities in connection with the issuance of the 450,000 shares of our common stock to Santa Jain and Step Two Advisors as finders’ fees in connection with the Company’s proposed purchase of equity interest in the SMC Group. On December 19, 2007 the 450,000 shares of the common stock previously issued to the finders were returned and cancelled. In return for their services, Santa Jain and Step Two Advisors agreed to receive an aggregate of approximately $3,550,000 in cash as finders’ fees at the closing of the SMC Group transactions, of which Santa Jain was to receive $1,972,222 and Step Two Advisors was to receive $1,577,778.

NOTE 6 – RELATED PARTY

The Company had entered into an informal arrangement on a month-to-month basis for the use of office space in Mumbai, India with an entity affiliated with the Company through a family relationship with one of the Company's officers. Total rent expense paid to the affiliated party during 2007 was $63,000.

NOTE 7 — STOCKHOLDERS’ EQUITY

During May 2006, the Company amended and restated its Certificate of Incorporation to authorize the issuance of an additional 10,000,000 shares of common stock for an aggregate authorization of 45,000,000 shares of common stock.

On June 5, 2006, the Company declared a stock dividend of 0.048951 shares for 1 share of common stock to stockholders of record on June 5, 2006. On June 16, 2006, the Company declared a reverse stock split of 0.708333 shares for 1 share of common stock to be effective on June 16, 2006 to stockholders of record on June 16, 2006. On July 6, 2006, the Company declared a stock dividend of 0.211865 shares for 1 share of common stock to stockholders of record on July 6, 2006. The accompanying financial statements and share amounts have been retroactively adjusted to include the impact of the stock dividends and reverse stock split.

Preferred Stock

The Company is authorized to issue 5,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

Common Stock

In March 2006, the Company’s Initial Stockholders purchased 1,753,496 post stock dividend and reverse stock split shares of the Company’s common stock for an aggregate $25,000.

Millennium India Acquisition Company Inc.

Notes to Financial Statements

(Con’t NOTE 7)

During May 2006, certain of the Initial Stockholders purchased 371,504 post stock dividend and reverse stock split shares of the Company’s common stock for an aggregate $4,000. At the date of sale in May 2006, management determined the fair value of the Company’s common stock to be $7.28 per share. This determination of value was based on management’s evaluation of the value of common stock of similar companies, which had recently completed an initial public offering whose common stock had begun separate trading from the warrants. As a result, the Company recorded a charge of $2,700,549 to the 2006 statement of operations for the difference between the fair market value of the common stock sold of $2,704,549 and the $4,000 price paid by the Initial Stockholders in May 2006.

On July 5, 2006, certain of the May 2006 Initial Stockholders’ purchase of 371,504 post stock dividend and reverse stock split shares was rescinded in its entirety by mutual agreement of the Company and the Initial Stockholders. At the date of rescission, management re-evaluated the current fair value of the Company’s common stock and determined the fair value to be $7.28 per share as no events had occurred since the date of sale which would provide another indication of value and the Company’s circumstances were substantially the same as in May 2006. Accordingly, on July 5, 2006 the Company recorded the $2,704,549 value of the shares rescinded and reacquired to treasury stock and a $2,700,549 credit to additional paid-in capital based on the difference between fair market value of the common stock rescinded and the $4,000 price paid by the Company for such shares. Upon receipt, such shares were then immediately cancelled by the Company which resulted in the retirement of the treasury stock and a corresponding charge to additional paid-in capital and common stock.

On July 20, 2006, certain Initial Stockholders returned an aggregate of 312,500 shares of the Company’s common stock to the Company for cancellation. At the date of return and cancellation, management re-evaluated the current fair value of the Company’s common stock and determined the fair value to be $7.28 per share as no events had occurred which would provide another indication of value and the Company’s circumstances were substantially the same as on July 5, 2006 when the Company performed its last valuation. Accordingly, on July 20, 2006, the Company recorded the $2,275,000 value of the shares contributed to treasury stock and a $2,275,000 corresponding credit to additional paid-in capital. Upon receipt, such shares were then immediately cancelled by the Company which resulted in the retirement of the treasury stock and a corresponding charge to additional paid-in capital and common stock.

For the year ended December 31, 2007, Trust Fund interest income accretion of $341,825 was allocated to common stock, subject to possible conversion to cash on the accompanying statements of financial condition and a corresponding reduction of $341,825 was recorded to additional paid-in capital.

NOTE 8 — WARRANTS AND OPTION TO PURCHASE COMMON STOCK

Public Warrants

Each Public Warrant sold in the Offering will be exercisable for one share of common stock. Except as set forth below, the Public Warrants will entitle the holder to purchase shares at $6.00 per share, subject to adjustment in the event of stock dividends and splits, reclassifications, combinations and similar events for a period commencing on the later of: (a) completion of a Business Combination and (b) July 19, 2007, and ending July 18, 2010. The Company has the ability to redeem the Public Warrants with the prior consent of the Representative, in whole or in part, at a price of $.01 per Public Warrant at any time after the Public Warrants become exercisable, upon a minimum of 30 days’ prior written notice of redemption, and if, and only if, the last sale price of the Company’s common stock equals or exceeds $11.50 per share, for any 20 trading days within a 30 trading day period ending three business days before the Company sent the notice of redemption.

Private Warrants

On June 30, 2006, the Company sold to certain of the Initial Stockholders and other accredited investors 2,250,000 warrants (“Private Warrants”) for an aggregate purchase price of $2,250,000. All of the proceeds received from these purchases were placed in the Trust Account at the closing of the Offering. The Private Warrants are identical to the Public Warrants in the Offering except that they may be exercised on a cashless basis and the Private Warrants cannot be sold or transferred until after the consummation of a Business Combination.

Millennium India Acquisition Company Inc.

Notes to Financial Statements

(Con’t NOTE 8)

Additionally, such individuals will waive their right to receive distributions in the event of the Company’s liquidation prior to a Business Combination with respect to the shares of common stock underlying such Private Warrants. Based on certain circumstances in this transaction, the Private Warrant holders may have the right to rescind their purchases, which would require the Company to refund up to an aggregate of the purchase price paid for the Private Warrants. Due to the uncertainty related to the rescission rights regarding the Private Warrants, the Company has recorded the proceeds received from the purchase of Private Warrants in the private placement as temporary equity, outside of stockholders’ equity.

As the proceeds from the exercise of the Public Warrants and Private Warrants will not be received until after the completion of a Business Combination, the expected proceeds from the exercise will not have any effect on the Company’s financial condition or results of operations prior to a Business Combination.

Underwriter Purchase Option

Upon closing of the Offering, the Company sold and issued the UPO for $100 to the Representative to purchase up to 500,000 Units at an exercise price of $10.80 per Unit. The Units underlying the UPO will be exercisable in whole or in part, solely at the Representative’s discretion, commencing on the consummation of a Business Combination and expiring on the five-year anniversary of the Offering. The Company accounted for the fair value of the UPO, inclusive of the receipt of the $100 cash payment, as an expense of the public offering resulting in a charge directly to stockholders’ equity with an equivalent increase in additional paid-in capital. The fair value of the 500,000 Units underlying the UPO was approximately $1,535,000 ($3.07 per Unit) at the date of sale and issuance, which was determined by the Company using a Black-Scholes option-pricing model. The fair value of the UPO has been estimated using the following assumptions: (1) expected volatility of 46.702%, (2) risk-free interest rate of 5.10% and (3) contractual life of 5 years. The expected volatility of approximately 46% was estimated by management based on an evaluation of the historical volatilities of similar public entities which had completed a transaction with an operating company. The UPO may be exercised for cash or on a “cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the UPO (the difference between the exercise price of the UPO and the market price of the securities underlying the Units) to exercise the UPO without the payment of any cash. Each of the Units included in the UPO are identical to the Units to be sold in the Offering, except that the exercise price of the Units will be $10.80 per Unit.

Registration Rights - Warrants and UPO

In accordance with the Warrant Agreement related to the Public Warrants and the Registration Rights Agreement associated with the Private Warrants (collectively the Public Warrants and Private Warrants are the “Warrants”), the Company is only required to use its best efforts to register the Warrants and the shares of common stock issuable upon exercise of the Warrants and once effective to use its best efforts to maintain the effectiveness of such registration statement. The Company is not obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration statement is not effective at the time of exercise, the holder of such Warrants shall not be entitled to exercise. However, with regards to the Private Warrants, the Company may satisfy its obligation by delivering unregistered shares of common stock. In no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle a Warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed. The holders of Warrants do not have the rights or privileges of holders of the Company’s common stock or any voting rights until such holders exercise their respective warrants and receive shares of the Company’s common stock.

The Company is only required to use its best efforts to register the UPO and the securities underlying such UPO, and once effective to use its best efforts to maintain the effectiveness of such registration statement. The Company has no obligation to net cash settle the exercise of the UPO or the warrants underlying the UPO. The holder of the UPO is not entitled to exercise the UPO or the warrants underlying the UPO unless a registration statement covering the securities underlying the UPO is effective or an exemption from registration is available. If the holder is unable to exercise the UPO or underlying warrants, the UPO or the underlying securities, as applicable, will expire worthless.

Millennium India Acquisition Company Inc.

Notes to Financial Statements

NOTE 9 — SUBSEQUENT EVENTS

In May 2007 MIAC negotiated agreements to acquire (1) a 14.90% equity interest in each of SMC and SAM for the aggregate fixed sum of INR 1,638,996,077, or approximately $41,500,000, and (2) certain options to acquire additional SMC Global Securities.  The options expired unexercised on February 20, 2008.

We applied for, and received on January 16, 2008, an exemption from the SEC from the provisions of Section 12(d)(3) of the Act. Without this exemption, MIAC would have been prohibited, as an investment company, from completing the proposed acquisition of SMC Group stock.

Management expects to determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.  The investment in the SMC Group, an entity for which there is currently no liquid public market, will be valued at fair value based on the enterprise value of the SMC Group, which will be determined using various factors, including cash flow from operations of the SMC Group, multiples at which private companies are bought and sold, and other pertinent factors, such as recent offers, if any, to purchase the SMC Group, recent transactions involving the purchase or sale of the Company’s equity securities, liquidation events, or other events.

Prior to the special meeting of stockholders on January 17, 2008 [certain officers and directors] agreed to sell to certain stockholders of the Company an aggregate of up to approximately 900,000 shares of MIAC common stock.

The proposals set forth below were approved at a special meeting of stockholders on January 17, 2008:

1.

the amendment to certificate of incorporation to clarify that the business combination contemplated by the certificate of incorporation includes the purchase of a minority interest in an operating business;

2.

a Share Subscription Agreement, dated as of May 12, 2007, among  SMC Global Securities Limited and the promoters of SMC;

▪

a Share Subscription Agreement, dated as of May 12, 2007, among SAM Global Securities Limited and the promoters of SAM;

▪

the issuance of shares of common stock at below net asset value to registered holders of outstanding warrants and the holder of the unit purchase option; the Letter Agreement, dated as of June 6, 2007, among SMC and the promoters of SMC;

▪

the Letter Agreement, dated as of June 6, 2007, among SAM and the promoters of SAM; and

▪

the election of F. Jacob Cherian, Suhel Kanuga, Lawrence Burstein, Gul Asrani and C.P. Krishnan Nair as Directors of the Company to serve for a term of one year and until their successors are elected and qualify.

A total of 846,225 shares, or 11.46% of the shares issued in the fund's initial public offering was cast in opposition to the acquisition.

On January 18, 2008, the proceeds of the sale of securities that had previously been held in trust were released to the Company.

On January 21, 2008, the Company consummated the acquisition of a 14.75% equity interest in each of SMC and SAM for an aggregate consideration of $41,155,412.   In connection with the acquisition of SMG Group securities, Messrs. Cherian and Kanuga became members of the Board of Directors of SMC and SAM, respectively.

On January 25, 2008, Mr. Thomas Mathew was elected to the Board of Directors of the fund.  Also on January 25, 2008, the Board of Directors of the fund approved compensation for Messrs. Cherian and Kanuga in the amount of $250,000 each, per year.  Such amounts were paid to Messrs. Cherian and Kanuga at that time.   On February 19, 2008, stockholders holding 842,625 shares of common stock of the fund redeemed their interests for $7.96 per share, representing cash payments of approximately $6.7 million.

On March 3, 2008, the fund's Board of Directors announced a net asset value for the fund of $9.91.

Millennium India Acquisition Company Inc.
Financial Highlights
(For a share outstanding throughout each period)

Period
Ended
December 31,
2007 (1)
Net Asset Value, Beginning of Period	$ 5.53

Activity from investment operations:
Net investment income	-
Net realized and unrealized
gain on investments	-
Total from investment operations	-

Net Asset Value, End of Period	$ 5.53

Market Value, End of Period	$ 7.89

Total return (3)	(0.51)%

Net Assets, At End of Period	$ 42,134,254

Ratio of expenses to average
net assets (2)	17.27%
Ratio of net investment income
to average net assets (2)	0%

Portfolio Turnover Rate (4)	0%

(1) The Millennium India Acquisition Fund Inc. commenced operations as an investment company under the Investment
Company Act of 1940 on December 20, 2007.
(2) Annualized for periods less than one year.
(3) Total returns are historical and assume changes in market price, reinvestment of dividends and capital gain distributions, if any. Total returns for periods less than one year are not annualized. The beginning Market Price per share on
December 20, 2007 was $7.93.
(4) Not annualized.

See Report of Independent Registered Public Accounting Firm.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Millennium India Acquisition Company Inc.

We have audited the accompanying statements of financial condition as of December 31, 2007 and 2006, and the related statements of operations, changes in stockholders’ equity and cash flows for the year ended December 31, 2007 and for the period from inception (March 15, 2006) to December 31, 2006, and the financial highlights for the eleven days ended December 31, 2007. These financial statements and financial highlights are the responsibility of the management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Millennium India Acquisition Company Inc. as of December 31, 2007 and 2006, and its results of operations and cash flows for the year then ended, and for the period from inception (March 15, 2006) through December 31, 2006, and financial highlights for the eleven days ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

J.H. Cohn LLP

Jericho, New York

March 3, 2008

Directors and Officers (Unaudited)

Our business is managed under the direction of the Board of Directors. Subject to the provisions our Certificate of Incorporation, as amended (the “Certificate”), our By-laws, as amended (the “By-laws”) and Delaware law, the Directors have all powers necessary and convenient to carry out this responsibility, including the election and removal of our officers.

Our Directors and officers, their ages, the position they hold with us, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex (as defined in SEC regulations) that each Director oversees and any other directorships held by each Director are listed in the tables immediately following. Except as shown, each Director’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Director may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Millennium India Acquisition Company Inc., 330 East 38th Street, Suite 40H, New York, New York 10016.

Independent Directors(a)

Name, Address and Age	Positions(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(b) Overseen by Director	Other Directorships Held by Director
Gul Asrani(c) 69	Director	1 year term; served since inception.	Managing Director and Chairman, Kaymo Industries (manufacturing), since 1959; Partner, Kaymo Fasteners Co. (manufacturing and distribution), since 1996.	1	Director, Shree Laxmi Wollen Mills Estate Ltd.
Lawrence Burstein 65	Director	1 year term; served since inception.	President and Principal Stockholder, Unity Venture Capital Associates Ltd., since January 1996; Director, THQ, Inc., since January 1991; and Director, Traffix, Inc., since April 1998.	1	American Telecom Services, since February 2006; ID Systems, Inc., since January 1997; and CAS Medical Systems, since January 1985.
Thomas Mathew(d) 65	Director	1 year term; served since Jan. 25, 2008.	Retired.	1	None.
C.P. Krishnan Nair(c) 85	Director	1 year term; served since inception.	Founder and Chairman, Leela Hotel Group, since 1957.	1	Leela Hotel Group

Interested Directors(a)

Name, Address and Age	Positions(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(b) Overseen by Director	Other Director-ships Held by Director
F. Jacob Cherian(e) 42	Chairman, Chief Executive Officer, Principal Executive Officer & Director	1 year term; served since inception.	Private Investor; Adjunct Professor of International Finance, St. John’s University, Tobin College of Business. Formerly, Partner, Computer Sciences Corporation; Director, KPMG LLP / KPMG Consulting.	1	Director, SMC, since 2008.
Suhel Kanuga(e) 33	President, Chief Financial Officer, Chief Compliance Officer, Principal Accounting Officer, Principal Financial Officer, Treasurer, Secretary & Director	1 year term; served since inception.	Private Investor. Formerly, Principal, Computer Sciences Corporation; Manager, KPMG LLP.	1	Director, SAM, since 2008.

 (a)

“Independent Directors” are those Directors who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Directors” are those Directors who are “Interested Persons” of the fund.

(b)

The term “Fund Complex” as used herein references the fund and no other registered investment companies.

(c)

The Director has authorized the fund as agent in the United States to receive notice. The fund’s address is: c/o Millennium India Acquisition Company Inc., 330 East 38th Street, Suite 40H, New York, New York 10016.

(d)

Mr. Mathew is the father-in-law of Mr. Cherian.

(e)

Messrs. Cherian and Kanuga are each an “interested person” of the fund due to their position as an officer of the fund.

Officers

Name, Address and Age	Positions(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
F. Jacob Cherian 42	Chairman, Chief Executive Officer, Principal Executive Officer & Director	Indefinite Served since Inception

Director of the fund since inception; Private Investor; Adjunct Professor of International Finance, St. John’s University, Tobin College of Business. Formerly, Partner, Computer Sciences Corporation; Director, KPMG LLP / KPMG Consulting.

Suhel Kanuga 33	President, Chief Financial Officer, Chief Compliance Officer, Principal Accounting Officer, Principal Financial Officer, Treasurer, Secretary & Director	Indefinite Served since Inception	Director of the fund since inception; Private Investor. Formerly, Principal, Computer Sciences Corporation; Manager, KPMG LLP.

Additional Information

The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling collect (917) 640-2151 and on the Commission’s website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling collect (917) 640-2151 and on the Commission’s website at http://www.sec.gov.

The Company’s Statement of Additional Information will include additional information about directors of the Company and will be available, without charge, upon request, by calling collect (917) 640-2151.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a Code of Ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics").

(b) There have been no amendments, during the period covered by this report, to any provisions of the Code of Ethics.

(c) The registrant has not granted any waivers during the period covered by this report from any provisions of the Code of Ethics.

(d) Not applicable.

(e) Not applicable.

(f) A copy of the registrant's Code of Ethics is filed as an exhibit hereto pursuant to Item 12(a). The registrant undertakes to provide a copy of the Code of Ethics to any person, without charge upon written request to the registrant at its address at 330 East 38th Street, Suite 40H, New York, NY 10016.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Thomas Mathew. Mr. Mathew is independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $120,000 for 2007 and $97,000 for 2006.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2007 and $0 for 2006.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for 2007 and $0 for 2006.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $ 0 for 2007 and $ 0 for 2006.

(e)(1) The registrant's Audit Committee pre-approves any audit or non-audit services provided by the independent auditors to the registrant, and pre-approves, if applicable, any non-audit services provided by the independent auditors to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     (b) Not applicable.

     (c) 0%

     (d) Not applicable.

(f)  Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Thomas Mathew (chairman), Lawrence Burstein and Gul Asrani.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

MILLENNIUM INDIA ACQUISITION COMPANY INC.

PROXY POLICY & VOTE PROCEDURES

(Effective January 17, 2008)

I.

VOTING POLICY AND GUIDELINES

Millennium India Acquisition Company Inc. (“MIAC”) believes it has a fiduciary obligation to vote its clients’ proxies in favor of the economic interest of shareholders. MIAC's officers have a fiduciary responsibility that includes protecting and enhancing the economic interests of shareholders.  The following guidelines have been established to assist the appropriate officers (the “Officers”) in evaluating relevant facts and circumstances that will enable the Officers to vote in a manner consistent with their fiduciary responsibility.

ROUTINE MANAGEMENT PROPOSALS

Election of Directors

     Case by Case

The Officers operate on a belief that the structure and functioning of a company's board of directors are critical to that company's economic success, and therefore board-related issues are treated in a separate section below.

Appointment of Auditors

Approve

Fix Auditor Remuneration

Approve

Approval of Audited Financial Statements

Approve

Set/Eliminate Dividends

Approve

Grant Board Authority to Repurchase Shares

Approve

Approve Stock Splits or Reverse Stock Splits

Approve

Change Name of Corporation

Approve

Eliminate Preemptive Rights

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings.  These provisions are no longer common in the United States, and can restrict management’s ability to raise new capital.

The Officers generally will approve the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of dilution.

Employee Stock Purchase Plan

Approve

Establish 401(k) Plan

Approve

BOARD OF DIRECTORS

The Officers support measures that encourage and enable boards to fulfill their primary responsibility to represent the economic interests of shareholders.  While they may take into consideration the specific needs of companies that are in early rapid growth phases, closely held, or in severe financial difficulties, the Officers view strong independent boards as a key protection for shareholder value.

Election of Directors

    Case by Case

The Officers support management in most elections.  However, they will withhold approval if the Board gives evidence of acting contrary to the best economic interests of shareholders.  The Officers will also withhold approval of individual Directors whose remuneration appears to be blatantly excessive and exploitative of the shareholders.

Majority Voting

Approve

Many companies require directors to receive only a plurality of votes.  This procedure allows directors to remain on the board even when the majority of votes are withheld.  The Officers believe directors should garner at least a majority of the votes in order to serve on the Board.

Classified Board of Directors/Staggered Terms

Oppose

A classified board of directors is one that is divided generally into three classes, each of which is elected for a three-year term, but on a staggered schedule.  At each annual meeting therefore, one-third of the directors would be subject to reelection.

The Officers’ belief is that all directors should be subject to reelection on an annual basis to discourage entrenchment, and will most frequently vote against classification and for management and shareholder proposals to eliminate classification of the board.

Occasionally, proposals to classify a board of directors will contain a clause stipulating that directors may be removed only for cause.  We will oppose these proposals.

Confidential Voting

 Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

Cumulative Voting for Directors

      Case by Case

Cumulative voting allocates one vote for each share of stock held times the number of directors subject to election.  A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates.  Cumulative voting enables minority shareholders to secure board representation.

The Officers generally support cumulative voting proposals.  However, they may withhold approval of proposals that further the candidacy of minority shareholders whose interests do not coincide with the Officers’ fiduciary responsibility.

Director Compensation

       Case by Case

The Officers believe that compensation for independent outside directors should be structured to align the interests of the directors with those of shareholders, whom they have been elected to represent.  To this end, the Officers have a preference toward compensation packages which are based on the company’s performance and which include stock and stock options.

Independent Board Committees

Approve

The Officers believe that a board’s nominating, compensation and audit committees should consist entirely of independent outside directors in order to avoid conflict of interests.  The Officers will therefore normally approve reasonable shareholder proposals to that effect; an example of an unreasonable request would be a case where a board consists of only two or three directors.

Majority Independent Board Composition

Approve

The Officers will generally support shareholder proposals requesting that the board consist of majority independent outside directors, as the Officers believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Separation of Chairman and CEO Positions

Case by Case

The Officers will support shareholder proposals requesting that the positions of chairman and CEO be separated if the board is composed of less than a majority of independent directors.

CORPORATE GOVERNANCE

Adjourn Meeting to Solicit Additional Votes

Oppose

Additional solicitation is costly and could result in coercive pressure on shareholders, who usually have sufficient information in the proxy materials to make an informed decision prior to the original meeting date.

Anti-Greenmail Provision

Approve

Eliminate Shareholders’ Right to Call Special Meeting

Oppose

Increase in Authorized Shares

      Case by Case

The Officers approve proposals for increases of up to 100%.  The Officers will consider larger increases if a need is demonstrated.  The Officers may apply a stricter standard if the company has no stated use for the additional shares and/or has previously authorized shares still available for issue.  Additionally, proposals which include shares with unequal voting rights may warrant opposition.

Indemnification of Directors and Officers

Approve

The Officers support the protection of directors and officers against frivolous and potentially ruinous legal actions, in the belief that failure to do so might severely limit a company’s ability to attract and retain competent leadership.  The Officers will support proposals to provide indemnification which is limited to coverage of legal expenses.

Liability Insurance of Directors and Officers

Approve

Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals.  The Officers will generally support insurance against liability for acts committed in an individual’s capacity as a director or officer of a company.  However, the Officers will withhold approval of proposals which cover breaches of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, willful or negligent conduct in connection with the payment of an unlawful dividend, or any transaction from which the director derived an improper personal benefit.

Prohibit Shareholder Action Outside Meetings

Oppose

Reincorporate

      Case by Case

Proposals to reincorporate in another state are most frequently motivated by considerations of anti-takeover protections or cost savings.  Where cost savings are the sole issue, the Officers will favor reincorporation.

In cases where there are significant differences in anti-takeover protections, we will vote in favor of reincorporation only if shareholder discretion is not diminished by the change.  As state corporation laws are continuously evolving, such determination requires case by case analysis.

Change of Location of Corporate Headquarters

      Case by Case

Changes in location of headquarters must have clear economic benefits.  Changing the physical location of headquarters to meet the personal geographic or lifestyle preferences of senior executives will be opposed.

Require more than simple majority vote to pass proposals.

Oppose

ANTI-TAKEOVER

Blank Check Preferred

       Case by Case

These proposals are for authorization of a class of preferred stock in which voting rights are not established in advance, but are left to the discretion of the board of directors on a when issued basis.  The authority is generally viewed as affording the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without reference to a shareholder vote.  However, in some cases it may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings.

The Officers oppose these proposals as a transfer of authority from shareholders to the board and a possible entrenchment device.  However, if there are few or no other anti-takeover measures on the books and the company appears to have a legitimate financing motive for requesting the authority, or has used blank check preferred stock for past financings, the Officers will approve the proposal.

Differential Voting Power

Oppose

Authorize a class of common having superior voting rights over the existing common or entitled to elect a majority of the board.

Poison Pill Plans

Oppose

Also known as “shareholder rights plans,” involve call options to purchase securities in a target firm on favorable terms.  The options are exercisable only under certain circumstances, usually hostile tender offers.  These plans are not subject to shareholder vote.  However, the shares required to fund the plan must be authorized.  Since these shares are generally blank check preferred, we oppose them.

Therefore, these proposals generally only appear on the proxy as shareholder proposals requesting that existing plans be put to a vote.  The vote is non-binding.  The Officers will vote in favor of shareholder proposals to rescind poison pills.

The Officers’ policy is to examine these plans individually.  Most plans will be opposed, however.  The Officers will approve most plans which include a “permitted bid” feature.  Permitted bid features have appeared in some Canadian poison pill plans.  They require shareholder ratification of the pill, stipulate a sunset provision whereby the pill expires unless it is renewed and specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces a special meeting at which the offer is put to a shareholder vote.

Stakeholder Provision

Oppose

Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders in the evaluation of takeover offers.

The Officers believe that this concept is inconsistent with public ownership of corporations.

MANAGEMENT COMPENSATION

Golden Parachutes

   Case by Case

Golden parachutes provide for compensation to management in the event of a change in control.  The Officers view this as encouragement to management to consider proposals which might be beneficial to shareholders, but are very sensitive to excess or abuse.

Pay-for-Performance Plans

Approve

The Omnibus Budget Reconciliation Act requires companies to link executive compensation exceeding $1 million to preset performance goals and submit the plans for shareholder approval in order for such compensation to qualify for federal tax deductions.  The law further requires that such plans be administered by a compensation committee comprised solely of outside directors.  Because the primary objective of such proposals is to preserve the deductibility of such compensation, the Officers are biased toward approval in order to preserve net income.  However, proposals which authorize excessive dilution or provide executives extraordinary windfalls will be opposed.  Moreover, when an objectionable plan is coupled with poor performance, the Officers will consider withholding votes from compensation committee members.

OPTION PLANS

The Officers support option plans that provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company.  Option plan evaluations are therefore based on the total cost to shareholders and give effect to the incentive aspects of the plan.  The Officers are wary of over-dilution or not-insignificant shareholder wealth transfer.

MERGERS, ASSET SALES & CAPITAL RESTRUCTURINGS

In reviewing merger and asset sale proposals, the Officers’ primary concern is with the best economic interests of shareholders.  This does not necessarily indicate that the Officers will vote in favor of all proposals which provide a market premium relative to pre-announcement prices.  Due to the subjective nature of the value of individual proposals, transaction-specific characteristics or conditions may prevail.  Factors affecting the voting decision will likely include transaction consideration relative to intrinsic value, strategic reason for transaction, board approval/transaction history, and financial advisors’ fairness opinions.

OTHER SHAREHOLDER PROPOSALS

For those shareholder-proposed issues that are not covered specifically elsewhere.

Shareholder Proposal Requesting a Yearly Report on Director Attendance at Meetings

Approve

Shareholder Proposal Requesting a Minimum Stock Ownership by Directors

Oppose

Shareholder Proposal to Compensate Directors in Stock

Approve

SOCIAL ISSUES

The Officers receive proxies containing shareholder proposals which address social issues which are varied and tend to shift from year to year.  However, the Officers’ philosophy in reviewing social proposals is consistent; that is, they will vote in all cases in the best economic interests of their clients.

II.

PROCEDURES

A.

Instructions to Bank/Broker Custodians

All custodian banks/brokers are to be notified that all proxy voting materials should be forwarded to MIAC upon receipt unless client has other instructions.  This notification typically occurs at the time the account is opened at the custodian.

B.

MIAC Administrative Responsibilities for Proxy Voting

MIAC’s Executive Vice President will delegate and oversee the proxy voting process as Proxy Administrator..

(1)

Upon notification of an upcoming vote, the Proxy Administrator will create a file with the portfolio company (the “Portfolio Company”) name and meeting date on the tab.  All proxies and related materials for this particular Portfolio Company will then be placed in this file until ready to be voted on.

(2)

When the Proxy Administrator completes his review of the proxy statement, he will complete the “Proxy Instruction Form” which instructs how to vote and briefly identifies reasons for voting against management, if applicable.  The Proxy Administrator who will then vote the proxy.

(3)

Each proxy is then cross-referenced by the Proxy Administrator to make sure the shares we are voting on are the actual shares owned for that client.

(4)

All proxies received from the same company for all clients will be voted as the original without review by the Proxy Administrator unless specific client circumstances require otherwise.

(5)

After the proxy is voted, all Proxy Instruction Forms will be maintained in a separate file.

(6)

The Proxy Administrator will review the voting records for each security to ensure that all shares owned are voted.

(7)

Copies of each proxy are kept in the above mentioned folder along with a copy of the annual report, Proxy Instruction Form, and other notes related to each company vote.

A.

Treatment of Personal Conflicts of Interest

From time to time, individuals involved in the proxy voting process may have personal relationships with people connected to the Portfolio Company, including (a) individual members of the board of directors, (b) candidates for the board of directors, (c) proponents of proxy proposals, and (d) participants in proxy contests.  Such relationships could create a conflict of interest with respect to the voting of a proxy.  The following procedures are designed to hand over the proxy voting responsibility to a different Officer or to an Independent Director of MIAC in the event that such conflicts of interest arise in a particular proxy vote.

As part of the initial process in overseeing proxy voting and prior to the voting of any proxy, the Proxy Administrator shall determine whether a personal relationship exists between himself and the following people connected with the Portfolio Company:  (a) individual members of the board of directors, (b) candidates for the board of directors, (c) proponents of proxy proposals, and (d) participants in proxy contests.  In the event that such a personal relationship exists, the Proxy Administrator shall provide the proxy materials to the President if he does not have a personal conflict of interest or to an Independent Director of MIAC, who shall make the determinations required for voting.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

Our officers, their ages, their term of office and length of time served, a description of their principal occupations during the past five years are listed in the table immediately following. Except as shown, each officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Millennium India Acquisition Company Inc., 330 East 38th Street, Suite 40H, New York, New York 10016.

Name, Address and Age	Positions(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
F. Jacob Cherian 42	Chairman, Chief Executive Officer, Principal Executive Officer & Director	Indefinite Served since Inception

Director of the fund since inception; Private Investor; Adjunct Professor of International Finance, St. John’s University, Tobin College of Business. Formerly, Partner, Computer Sciences Corporation; Director, KPMG LLP / KPMG Consulting.

Suhel Kanuga 33	President, Chief Financial Officer, Chief Compliance Officer, Principal Accounting Officer, Principal Financial Officer, Treasurer, Secretary & Director	Indefinite Served since Inception	Director of the fund since inception; Private Investor. Formerly, Principal, Computer Sciences Corporation; Manager, KPMG LLP.

(a)(2)

Messrs. Cherian and Kanuga are not currently primarily responsible for the day-to-day management of the portfolio of any other account.  However, the employees and officers of the registrant are not obligated to devote their full time to the registrant, but will devote such time as they deem necessary to carry out the operations of the registrant effectively.  The employees, and officers of the registrant may have investments or other interests in other companies or funds which have investment objectives similar to the registrant.  This may result in a conflict of interest in the allocation of investment opportunities and there is no guarantee that any investment opportunities would be allocated to the registrant.

(a)(3)

On January 25, 2008, the Board of Directors of the registrant approved compensation for Messrs. Cherian and Kanuga in the amount of $250,000 per year.  This amount may be paid in advance as a lump sum at the election of the officers.  For the fiscal year ended December 31, 2007, Messrs. Cherian and Kanuga received no compensation as officers of the registrant except that they were reimbursed for an aggregate of $148,000 in loans made to the registrant in connection and reimbursement for out-of-pocket expenses incurred by them the registrants behalf.

(a)(4)

For each officer, the following table discloses the dollar range of equity securities beneficially owned by the officer in the registrant and, on an aggregate basis, in any registered investment companies within the registrant’s family of investment companies as of December 31, 2007:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
F. Jacob Cherian*	Over $100,000	N/A
Suhel Kanuga*	Over $100,000	N/A

* Elected concurrently with approval of the acquisition of SMC Group.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls And Procedures.

(a) Based upon an evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of disclosure required by Item 2 is attached hereto as 99.CODE.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.302CERT.

         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Millennium India Acquisition Company Inc.

By (Signature and Title) /s/ F. Jacob Cherian

----------------------------------

F. Jacob Cherian, Principal Executive Officer

Date:

March 11, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Suhel Kanuga

 -------------------------------------------

Suhel Kanuga, Principal Financial Officer

Date:

 March 11, 2008